Note 21 - Other Non Current Liabilities	12 Months Ended
Dec. 31, 2014
Other Liabilities and Financial Instruments Subject to Mandatory Redemption [Abstract]
Other Liabilities Disclosure [Text Block]
21.	Other Non Current Liabilities

On October 1, 2010, the Company entered into a bareboat charter agreement to lease vessel M/T Delos until September 30, 2015 for a variable rate per year. On October 15, 2011, the Company terminated the bareboat charter agreement resulting in a termination expense of $5,750 that remained outstanding until December 31, 2012. On January 1, 2013, the Company entered into an agreement with the owner of M/T Delos by which the termination fee outstanding as of December 31, 2012 was divided into two tranches, “Tranche A” ($4,500) that bears interest of 3% plus Libor and “Tranche B” ($806) that does not bear interest. This agreement provides for the repayment of Tranche A and Tranche B according to the following schedule.

Year ending December 31,	Tranche A of the Termination Fee	Tranche B of the Termination Fee
2015	1,120	-
2016	800	-
2017	1,500	806
Total	3,420	806

Finally, according to this agreement the Company pays monthly interest. As of December 31, 2014, the non-current part of the termination fee is $3,106 ($3,906 as at December 31, 2013) while The current portion of the termination fee of $1,120 ($800 as at December 31, 2013) is included in accounts payable in the accompanying consolidated balance sheets. The fair value of the termination fee is estimated by the Company to be $3,814. The Company used a discounted cash flow valuation model for determining the fair value of the liability and the discount rate applied for discounting the expected cash flows includes an assumption for the Company’s own credit risk which is significant to the valuation of the liability in its entirety. Hence, the financial instrument is classified in level 2 of the fair value hierarchy.